Exhibit 99.1 Creating the Premier Business Bank in the San Francisco Bay Area Acquisition of Presidio Bank May 16, 2019 Exhibit 99.1 Creating the Premier Business Bank in the San Francisco Bay Area Acquisition of Presidio Bank May 16, 2019

Forward Looking Statement Disclaimer This communication contains certain forward–looking information about Heritage Commerce Corp (“HTBK”), Presidio Bank (“Presidio”), and the combined company after the close of transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of HTBK, Presidio and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition of actors previously disclosed in reports filed by HTBK with the Securities and Exchange Commission (“SEC”), risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues, credit quality deterioration or a reduction in real estate values could cause an increase in the provision for credit losses and allowance for credit losses and a reduction in net earnings, increased competitive pressure among depository institutions, the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the shareholders of Presidio, or the successful integration of Presidio, or achieve expected beneficial synergies and/or operating efficiencies, in each case with in expected time-frames or at all, regulatory approvals may not be received on expected time frames or at all, the possibility that personnel changes/retention will not proceed as planned, the possibility that a change in the interest rate environment may reduce net interest margins, higher than anticipated operating expenses, the effectiveness of our risk management framework, asset/liability re-pricing risks and liquidity risks, the costs and effects of legal, compliance, and regulatory actions, changes and developments, including the impact of adverse judgments or settlements in litigation, the initiation and resolution of regulatory or other governmental inquiries or investigations, the results of regulatory examinations or reviews, changes in law or regulations, including but not limited to tax laws, general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected, and other risk factors described in documents filed by HTBK with the SEC. In connection with the proposed merger, HTBK will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of HTBK and Presidio and a prospectus of HTBK as well as other relevant documents concerning the proposed transaction. The final joint proxy statement and will be distributed to the shareholders of HTBK and Presidio in connection with their vote on the proposed transaction. SHAREHOLDERS OF HTBK AND PRESIDIO ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement and prospectus and other relevant materials (when they become available), and any other documents filed by HTBK with the SEC, can be obtained free of charge on the SEC’s website, www.sec.gov, or on HTBK’s website, www.heritagecommercecorp.com, under the “Presentations” link or the “SEC Filings” link, or by mail to HTBK at 150 Almaden, San Jose, CA 95113, Attention: Debbie Reuter, Corporate Secretary, or by telephone at (408) 947-6900, or on Presidio’s website, www.presidiobank.com, under the “Media & Investor” link and then the “Investor Relations” link and then the “Documents & Financial Statements” link, or by mail to Presidio Bank at One Montgomery, Suite 2300, San Francisco, CA 94104, Attention: Cheryl Whiteside, Corporate Secretary, or by telephone at (415) 229-8405. The directors, executive officers and certain other members of management and employees of HTBK and Presidio may be deemed participants in the solicitation of proxies in favor of the Merger from their respective shareholders. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2019 Annual Meeting of HTBK Shareholders, which was filed with the SEC on April 15, 2019. Information about the directors and executive officers of Presidio will be included in the joint proxy statement and prospectus regarding the proposed transaction. This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. 2 Forward Looking Statement Disclaimer This communication contains certain forward–looking information about Heritage Commerce Corp (“HTBK”), Presidio Bank (“Presidio”), and the combined company after the close of transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of HTBK, Presidio and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition of actors previously disclosed in reports filed by HTBK with the Securities and Exchange Commission (“SEC”), risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues, credit quality deterioration or a reduction in real estate values could cause an increase in the provision for credit losses and allowance for credit losses and a reduction in net earnings, increased competitive pressure among depository institutions, the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the shareholders of Presidio, or the successful integration of Presidio, or achieve expected beneficial synergies and/or operating efficiencies, in each case with in expected time-frames or at all, regulatory approvals may not be received on expected time frames or at all, the possibility that personnel changes/retention will not proceed as planned, the possibility that a change in the interest rate environment may reduce net interest margins, higher than anticipated operating expenses, the effectiveness of our risk management framework, asset/liability re-pricing risks and liquidity risks, the costs and effects of legal, compliance, and regulatory actions, changes and developments, including the impact of adverse judgments or settlements in litigation, the initiation and resolution of regulatory or other governmental inquiries or investigations, the results of regulatory examinations or reviews, changes in law or regulations, including but not limited to tax laws, general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected, and other risk factors described in documents filed by HTBK with the SEC. In connection with the proposed merger, HTBK will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of HTBK and Presidio and a prospectus of HTBK as well as other relevant documents concerning the proposed transaction. The final joint proxy statement and will be distributed to the shareholders of HTBK and Presidio in connection with their vote on the proposed transaction. SHAREHOLDERS OF HTBK AND PRESIDIO ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement and prospectus and other relevant materials (when they become available), and any other documents filed by HTBK with the SEC, can be obtained free of charge on the SEC’s website, www.sec.gov, or on HTBK’s website, www.heritagecommercecorp.com, under the “Presentations” link or the “SEC Filings” link, or by mail to HTBK at 150 Almaden, San Jose, CA 95113, Attention: Debbie Reuter, Corporate Secretary, or by telephone at (408) 947-6900, or on Presidio’s website, www.presidiobank.com, under the “Media & Investor” link and then the “Investor Relations” link and then the “Documents & Financial Statements” link, or by mail to Presidio Bank at One Montgomery, Suite 2300, San Francisco, CA 94104, Attention: Cheryl Whiteside, Corporate Secretary, or by telephone at (415) 229-8405. The directors, executive officers and certain other members of management and employees of HTBK and Presidio may be deemed participants in the solicitation of proxies in favor of the Merger from their respective shareholders. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2019 Annual Meeting of HTBK Shareholders, which was filed with the SEC on April 15, 2019. Information about the directors and executive officers of Presidio will be included in the joint proxy statement and prospectus regarding the proposed transaction. This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. 2

Creating a $4.0 Billion Business Bank in the Bay Area Acquisition combines complementary business models and branch footprints § Expands HTBK’s branch presence in the San Francisco Bay Area – an ideal geographic fit § Bay Area continues to provide superior opportunities for a middle market business bank § Presidio is a high quality business banking franchise with core clientele of small to mid-size businesses, similar to HTBK § Presidio and Heritage share a strong credit culture Strategic § Familiarity of management teams at Presidio and Heritage – multiple executives have worked together at Rationale previous banks § Certain members of Presidio leadership team joining HTBK leadership team upon closing § Presidio has a highly attractive core deposit franchise with $729 million of low-cost, non-maturity deposits § Presidio has strong profitability with return on average assets of 1.44% § Financially compelling projected pro forma results for HTBK § Presidio Bank is one of the few remaining business banks in San Francisco – no comparable franchise Scarcity § Significant scarcity value for this combined franchise Value § #1 deposit share rank for pro forma HTBK in the San Francisco Bay Area amongst community banks Source: S&P Global Market Intelligence, as of or for the quarter ended 3/31/2019 3 Creating a $4.0 Billion Business Bank in the Bay Area Acquisition combines complementary business models and branch footprints § Expands HTBK’s branch presence in the San Francisco Bay Area – an ideal geographic fit § Bay Area continues to provide superior opportunities for a middle market business bank § Presidio is a high quality business banking franchise with core clientele of small to mid-size businesses, similar to HTBK § Presidio and Heritage share a strong credit culture Strategic § Familiarity of management teams at Presidio and Heritage – multiple executives have worked together at Rationale previous banks § Certain members of Presidio leadership team joining HTBK leadership team upon closing § Presidio has a highly attractive core deposit franchise with $729 million of low-cost, non-maturity deposits § Presidio has strong profitability with return on average assets of 1.44% § Financially compelling projected pro forma results for HTBK § Presidio Bank is one of the few remaining business banks in San Francisco – no comparable franchise Scarcity § Significant scarcity value for this combined franchise Value § #1 deposit share rank for pro forma HTBK in the San Francisco Bay Area amongst community banks Source: S&P Global Market Intelligence, as of or for the quarter ended 3/31/2019 3

Overview of Presidio Bank § Presidio is a business bank established in 2006 and As of the year ended MRQ 2016 2017 2018 Q1 2019 headquartered in San Francisco with $906 million in assets as of Q1 2019 and 5 full-service branches Balance Sheet Total Assets $ 747,503 $ 793,858 $ 862,464 $ 906,059 Gross Loans $ 572,779 $ 626,281 $ 710,939 $ 705,114 § Accomplished leadership team with decades of experience in Total Deposits $ 663,484 $ 704,153 $ 758,718 $ 793,706 banking in the Bay Area Total Equity $ 67, 362 $ 74, 762 $ 88, 660 $ 92, 619 Loans / Deposits 86.3% 88.9% 93.7% 88.8% § Relationship-based business banking model built solely from Deposits Noninterest Bearing Deposits ($) $ 257,757 $ 295,070 $ 319,358 $ 366,381 organic growth – Presidio has not done any acquisitions Noninterest Bearing Deposits (%) 38.8% 41.9% 42.1% 46.2% Non-Maturity ($) $ 617,072 $ 653,884 $ 720,723 $ 729,343 § 8.5% growth for loans in Q1 2019 vs. Q1 2018 Non-Maturity (%) 93.0% 92.9% 95.0% 91.9% § 4.7% growth for deposits in Q1 2019 vs. Q1 2018 Asset Quality NPAs / Total Assets 0.14% 0.00% 0.43% 0.41% Loan Loss Reserves / Gross Loans 1.20% 1.14% 1.05% 1.06% § 46.2% of deposits are noninterest bearing and 91.9% are non- maturity Income Statement Net Interest Income $ 24, 218 $ 28, 981 $ 35, 043 $ 9,510 Noninterest Income $ 698 $ 948 $ 1,221 $ 311 § Pristine credit history with NPA/Assets < 1.0% since inception Noninterest Expense $ 16, 931 $ 18, 294 $ 20, 268 $ 5,625 Operating Revenue (1) $ 24, 916 $ 29, 929 $ 36, 264 $ 9,821 Provision Expense $ 567 $ 298 $ 273 $ 24 § 84% of loan portfolio from CRE and C&I Net Income $ 4,477 $ 5,477 $ 11, 829 $ 3,059 Performance Ratios § 1.44% ROAA and 13.58% ROAE in Q1 2019 Net Interest Margin 3.63% 4.05% 4.34% 4.64% Yield on Loans 4.65% 4.91% 5.25% 5.50% Cost of Total Deposits 0.15% 0.15% 0.26% 0.41% § Earnings stream driven mainly from spread income Noninterest Income / Avg. Assets 0.10% 0.13% 0.15% 0.14% Noninterest Expense / Avg. Assets 2.49% 2.48% 2.43% 2.60% § 16.9% growth in operating revenue vs. Q1 2018 ROAA 0.66% 0.75% 1.42% 1.44% ROAE 7.08% 7.60% 14.50% 13.58% § 37.5% growth in net income vs. Q1 2018 Efficiency Ratio 68.0% 61.1% 55.9% 57.3% § No revenue from gain on sale of loans Source: S&P Global Market Intelligence, as of 3/31/2019 Note: All dollars in thousands 4 (1) Operating revenue = Net interest income + noninterest income Overview of Presidio Bank § Presidio is a business bank established in 2006 and As of the year ended MRQ 2016 2017 2018 Q1 2019 headquartered in San Francisco with $906 million in assets as of Q1 2019 and 5 full-service branches Balance Sheet Total Assets $ 747,503 $ 793,858 $ 862,464 $ 906,059 Gross Loans $ 572,779 $ 626,281 $ 710,939 $ 705,114 § Accomplished leadership team with decades of experience in Total Deposits $ 663,484 $ 704,153 $ 758,718 $ 793,706 banking in the Bay Area Total Equity $ 67, 362 $ 74, 762 $ 88, 660 $ 92, 619 Loans / Deposits 86.3% 88.9% 93.7% 88.8% § Relationship-based business banking model built solely from Deposits Noninterest Bearing Deposits ($) $ 257,757 $ 295,070 $ 319,358 $ 366,381 organic growth – Presidio has not done any acquisitions Noninterest Bearing Deposits (%) 38.8% 41.9% 42.1% 46.2% Non-Maturity ($) $ 617,072 $ 653,884 $ 720,723 $ 729,343 § 8.5% growth for loans in Q1 2019 vs. Q1 2018 Non-Maturity (%) 93.0% 92.9% 95.0% 91.9% § 4.7% growth for deposits in Q1 2019 vs. Q1 2018 Asset Quality NPAs / Total Assets 0.14% 0.00% 0.43% 0.41% Loan Loss Reserves / Gross Loans 1.20% 1.14% 1.05% 1.06% § 46.2% of deposits are noninterest bearing and 91.9% are non- maturity Income Statement Net Interest Income $ 24, 218 $ 28, 981 $ 35, 043 $ 9,510 Noninterest Income $ 698 $ 948 $ 1,221 $ 311 § Pristine credit history with NPA/Assets < 1.0% since inception Noninterest Expense $ 16, 931 $ 18, 294 $ 20, 268 $ 5,625 Operating Revenue (1) $ 24, 916 $ 29, 929 $ 36, 264 $ 9,821 Provision Expense $ 567 $ 298 $ 273 $ 24 § 84% of loan portfolio from CRE and C&I Net Income $ 4,477 $ 5,477 $ 11, 829 $ 3,059 Performance Ratios § 1.44% ROAA and 13.58% ROAE in Q1 2019 Net Interest Margin 3.63% 4.05% 4.34% 4.64% Yield on Loans 4.65% 4.91% 5.25% 5.50% Cost of Total Deposits 0.15% 0.15% 0.26% 0.41% § Earnings stream driven mainly from spread income Noninterest Income / Avg. Assets 0.10% 0.13% 0.15% 0.14% Noninterest Expense / Avg. Assets 2.49% 2.48% 2.43% 2.60% § 16.9% growth in operating revenue vs. Q1 2018 ROAA 0.66% 0.75% 1.42% 1.44% ROAE 7.08% 7.60% 14.50% 13.58% § 37.5% growth in net income vs. Q1 2018 Efficiency Ratio 68.0% 61.1% 55.9% 57.3% § No revenue from gain on sale of loans Source: S&P Global Market Intelligence, as of 3/31/2019 Note: All dollars in thousands 4 (1) Operating revenue = Net interest income + noninterest income

Pro Forma Branch Map § Logical geographic fit – expands HTBK footprint into San Francisco, Marin County, and Palo Alto § Opportunity to consolidate two branch locations in San Mateo and Walnut Creek § Average deposits per branch of $159 million for Presidio § Average deposits per branch of $202 million for pro forma HTBK with branch (1) consolidation Presidio (5) Heritage (14) Source: S&P Global Market Intelligence, as of 3/31/2019 (1) Assumes consolidation of San Mateo and Walnut Creek branches 5 Pro Forma Branch Map § Logical geographic fit – expands HTBK footprint into San Francisco, Marin County, and Palo Alto § Opportunity to consolidate two branch locations in San Mateo and Walnut Creek § Average deposits per branch of $159 million for Presidio § Average deposits per branch of $202 million for pro forma HTBK with branch (1) consolidation Presidio (5) Heritage (14) Source: S&P Global Market Intelligence, as of 3/31/2019 (1) Assumes consolidation of San Mateo and Walnut Creek branches 5

Well Positioned in the Economically Vibrant San Francisco Bay Area San Francisco Bay Area Market Demographics Deposit Market Share st HTBK Market Area: Pro Forma HTBK will rank 1 amongst independent (1) community banks headquartered in the markets it serves Affluent and Growing (2) Market Bay Area Est. Population # of Deposits Share 2018 Growth Median Rank Company Branches ($000s) (%) MSA Population 2019-2024 HHI 1 Heritage Commerce Corp. - Pro Forma 17* $ 3,463,448 0.69% San Francisco-Oakland-Berkeley, CA 4,783,590 4.9% $ 107,112 1 Fremont Bancorp. 21 $ 3,426,160 0.69% San Jose-Sunnyvale-Santa Clara, CA 2,024,798 4.9% $ 121,234 0.67% 2 Mechanics Bank 29 $ 3,356,781 (3) (3) HTBK Market Area 6,808,388 4.9% $ 111,312 3 Heritage Commerce Corp 14 $ 2,705,981 0.54% 4 Bank of Marin Bancorp 16 $ 1,678,188 0.34% California 39,964,848 3.9% $ 74,605 5 Westamerica Bancorp. 16 $ 1,229,681 0.25% 6 TriCo Bancshares 13 $ 1,004,447 0.20% US 329,236,175 3.6% $ 63,174 7 Luther Burbank Corp. 3 $ 979, 321 0.20% 8 BayCom Corp 8 $ 824, 697 0.17% 9 California Bancorp 3 $ 800, 103 0.16% 10 Presidio Bank 5 $ 757, 467 0.15% 11 Avidbank Holdings Inc. 2 $ 689, 975 0.14% 2019-2024 Projected Top National Banks Population Growth Median HHI ($000s) 1 Bank of America Corporation 194 $ 139,584,157 27.93% 2 Wells Fargo & Co. 226 $ 105,468,005 21.10% 4.9% 3 SVB Financial Group 5 $ 45,763,506 9.16% $111 3.6% 4 First Repub Bank 38 $ 38,262,434 7.66% $63 5 JPMorgan Chase & Co. 203 $ 37,640,380 7.53% 6 Citigroup Inc. 93 $ 24,436,000 4.89% 7 Comerica Inc. 30 $ 10,236,420 2.05% 8 U.S. Bancorp 116 $ 6,141,591 1.23% HTBK Markets National HTBK Markets National Total For Market Avg. Avg. All Banks and Thrifts 1,383 $ 499,768,945 - Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of June 30, 2018 Note: All dollars in thousands *Assumes consolidation of San Mateo and Walnut Creek branches (1) Community banks defined as banks with less than $15 billion in assets 6 (2) San Francisco Bay Area refers to San Francisco-Oakland-Berkeley and San Jose-Sunnyvale-Santa Clara (3) Average is weighted by respective market populations Well Positioned in the Economically Vibrant San Francisco Bay Area San Francisco Bay Area Market Demographics Deposit Market Share st HTBK Market Area: Pro Forma HTBK will rank 1 amongst independent (1) community banks headquartered in the markets it serves Affluent and Growing (2) Market Bay Area Est. Population # of Deposits Share 2018 Growth Median Rank Company Branches ($000s) (%) MSA Population 2019-2024 HHI 1 Heritage Commerce Corp. - Pro Forma 17* $ 3,463,448 0.69% San Francisco-Oakland-Berkeley, CA 4,783,590 4.9% $ 107,112 1 Fremont Bancorp. 21 $ 3,426,160 0.69% San Jose-Sunnyvale-Santa Clara, CA 2,024,798 4.9% $ 121,234 0.67% 2 Mechanics Bank 29 $ 3,356,781 (3) (3) HTBK Market Area 6,808,388 4.9% $ 111,312 3 Heritage Commerce Corp 14 $ 2,705,981 0.54% 4 Bank of Marin Bancorp 16 $ 1,678,188 0.34% California 39,964,848 3.9% $ 74,605 5 Westamerica Bancorp. 16 $ 1,229,681 0.25% 6 TriCo Bancshares 13 $ 1,004,447 0.20% US 329,236,175 3.6% $ 63,174 7 Luther Burbank Corp. 3 $ 979, 321 0.20% 8 BayCom Corp 8 $ 824, 697 0.17% 9 California Bancorp 3 $ 800, 103 0.16% 10 Presidio Bank 5 $ 757, 467 0.15% 11 Avidbank Holdings Inc. 2 $ 689, 975 0.14% 2019-2024 Projected Top National Banks Population Growth Median HHI ($000s) 1 Bank of America Corporation 194 $ 139,584,157 27.93% 2 Wells Fargo & Co. 226 $ 105,468,005 21.10% 4.9% 3 SVB Financial Group 5 $ 45,763,506 9.16% $111 3.6% 4 First Repub Bank 38 $ 38,262,434 7.66% $63 5 JPMorgan Chase & Co. 203 $ 37,640,380 7.53% 6 Citigroup Inc. 93 $ 24,436,000 4.89% 7 Comerica Inc. 30 $ 10,236,420 2.05% 8 U.S. Bancorp 116 $ 6,141,591 1.23% HTBK Markets National HTBK Markets National Total For Market Avg. Avg. All Banks and Thrifts 1,383 $ 499,768,945 - Source: S&P Global Market Intelligence, FDIC Summary of Deposits as of June 30, 2018 Note: All dollars in thousands *Assumes consolidation of San Mateo and Walnut Creek branches (1) Community banks defined as banks with less than $15 billion in assets 6 (2) San Francisco Bay Area refers to San Francisco-Oakland-Berkeley and San Jose-Sunnyvale-Santa Clara (3) Average is weighted by respective market populations

Complementary Business Models

	HERITAGE COMMERCE CORP	PRESIDIO BANK	Complementary Strengths
Business Banking Culture	✓	✓	✓
Deep Roots in Local Business Community	✓	✓	✓
Local Advisory Boards	✓	✓	✓
Relationship Banking	✓	✓	✓
Low Cost, Core Deposit Base	✓	✓	✓
Noninterest Bearing Deposits	**38%**	**46%**	✓
C&I Lending ≥ 25% of Total Loan Portfolio	✓	✓	✓
Disciplined Credit Culture	✓	✓	✓
Strong Profitability – (ROATCE)	**17.90%**	**13.58%**	✓
Geographic Footprint			
• Downtown San Francisco	-	✓	✓
• Marin County	-	✓	✓
• East Bay	✓	✓	✓
• Peninsula	✓	✓	✓
• South Bay	✓	-	✓

Source: S&P Global Market Intelligence, earnings release data for the quarter ended 3/31/2019

HERITAGE COMMERCE CORP
7

Transaction Overview

Consideration	▪ 100% stock consideration for Presidio shareholders ▪ Fixed exchange ratio of 2.470x, with no caps or collars ▪ Presidio's stock options are exchanged for equivalent options in HTBK, based on the exchange ratio ▪ $30.18 per Presidio common share, and aggregate consideration of $200.3 million[(1)(2)]
Pro Forma Ownership	▪ Approximately 15.6 million shares will be issued to Presidio shareholders[(2)] ▪ Pro forma ownership: 73.5% HTBK / 26.5% Presidio
Transaction Multiples[(1)]	▪ Price-to-LTM earnings per share: 15.6x ▪ Price-to-tangible book value per share: 205.7% ▪ 1-Day market premium: 19.3% ▪ Core deposit premium: 14.8%[(3)]
Additional Details	▪ 3 members of Presidio's Board, including CEO Steve Heitel, will join HTBK's Board upon closing ▪ Entered into employment agreements with Presidio team leaders, including Clay Jones, President of Presidio, who will join HTBK as EVP and President of the Community Business Banking Group ▪ Expected closing in Q4 2019 ▪ Presidio board members and certain executives have entered into non-compete, non-solicit, non-disclosure and voting agreements

HERITAGE COMMERCE CORP

(1) Based on HTBK's closing stock price of $12.22 as of 5/16/2019
(2) Based on 6,322,914 Presidio shares outstanding, 9,041 restricted stock units outstanding, and 512,675 stock options with a weighted average strike price of $12.30. Does not include 4,521 RSUs reserved for potential performance bonuses
(3) Core deposits defined as non-maturity deposits

8

Pro Forma Impact and Transaction Assumptions (1) § EPS accretion of 5.0% in 2020 and 6.1% in 2021 (2) § Tangible book value dilution of 8.0% and earnback period of 4.3 years Pro Forma § Internal rate of return greater than 25% Impact § Pro forma company remains well capitalized for regulatory purposes § TCE ratio of 9.0%, leverage ratio of 9.3%, risk based capital ratio of 13.6% § Cost savings of 50%, or $12.1 million in 2020 § $1.3 million, or 12% of cost savings will be due to the retirement of HTBK employees and replacement by existing Presidio employees § Loan mark of 1.90% of gross loans, including 1.00% for credit and 0.90% for interest rate Key Transaction § Core deposit intangible asset of 2.55% of non-maturity deposits, 10 year amortization (based on Assumptions sum-of-years’ digits) § Transaction costs of $17.8 million, pre-tax § Redeeming Presidio’s $10.0 million of subordinated debt at 103% of par value, which has an interest rate of 8.00% ($800k pro forma savings) (1) Based on consensus Street EPS estimates for HTBK (2) Based on the crossover method 9 Pro Forma Impact and Transaction Assumptions (1) § EPS accretion of 5.0% in 2020 and 6.1% in 2021 (2) § Tangible book value dilution of 8.0% and earnback period of 4.3 years Pro Forma § Internal rate of return greater than 25% Impact § Pro forma company remains well capitalized for regulatory purposes § TCE ratio of 9.0%, leverage ratio of 9.3%, risk based capital ratio of 13.6% § Cost savings of 50%, or $12.1 million in 2020 § $1.3 million, or 12% of cost savings will be due to the retirement of HTBK employees and replacement by existing Presidio employees § Loan mark of 1.90% of gross loans, including 1.00% for credit and 0.90% for interest rate Key Transaction § Core deposit intangible asset of 2.55% of non-maturity deposits, 10 year amortization (based on Assumptions sum-of-years’ digits) § Transaction costs of $17.8 million, pre-tax § Redeeming Presidio’s $10.0 million of subordinated debt at 103% of par value, which has an interest rate of 8.00% ($800k pro forma savings) (1) Based on consensus Street EPS estimates for HTBK (2) Based on the crossover method 9

Pro Forma Loan & Deposit Composition

HERITAGE COMMERCE CORP	PRESIDIO BANK	HTBK Pro Forma

Loans



Land & Construction 5%
1-4 Family 3%
Consumer & HELOC 7%
Commercial 30%
CRE 55%

Gross Loans: $1.9 Billion
Yield on Loans: 5.92%



Land & Construction 6%
Consumer & HELOC 4%
1-4 Family 6%
Commercial 27%
CRE 57%

Gross Loans: $706 Million
Yield on Loans: 5.50%



Land & Construction 6%
Consumer & HELOC 6%
1-4 Family 4%
Commercial 29%
CRE 55%

Gross Loans: $2.6 Billion
Yield on Loans: 5.80%

Deposits



Noninterest Bearing 38%
Interest Bearing Demand 27%
Time Deposits 6%
Savings & MMDA 29%

Total Deposits: $2.6 Billion
Cost of Deposits: 0.28%



Noninterest Bearing 46%
Interest Bearing Demand 15%
Savings & MMDA 31%
Time Deposits 8%

Total Deposits: $794 Million
Cost of Deposits: 0.41%



Interest Bearing Demand 24%
Noninterest Bearing 41%
Time Deposits 6%
Savings & MMDA 29%

Total Deposits: $3.4 Billion
Cost of Deposits: 0.31%

HERITAGE COMMERCE CORP

Source: S&P Global Market Intelligence, earnings release data as of 3/31/2019

10

Summary § Strong rationale for this acquisition from a strategic, financial, and cultural perspective § Enhances HTBK’s geographic footprint in the Bay Area; well positioned for future growth opportunities § $4.0 billion pro forma assets with expanded branch footprint throughout the Bay Area § Presidio Bank is a high-performing franchise with a similar business banking culture to HTBK § Retaining key leadership and relationship managers § Presidio Board members joining HTBK’s Board of Directors § Meaningful addition of low-cost, sticky core deposit funding § HTBK has a history of successful merger execution and integration, creating shareholder value 11 Summary § Strong rationale for this acquisition from a strategic, financial, and cultural perspective § Enhances HTBK’s geographic footprint in the Bay Area; well positioned for future growth opportunities § $4.0 billion pro forma assets with expanded branch footprint throughout the Bay Area § Presidio Bank is a high-performing franchise with a similar business banking culture to HTBK § Retaining key leadership and relationship managers § Presidio Board members joining HTBK’s Board of Directors § Meaningful addition of low-cost, sticky core deposit funding § HTBK has a history of successful merger execution and integration, creating shareholder value 11

Contact Information Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Keith A. Wilton Executive Vice President and Chief Operating Officer President of Heritage Bank of Commerce 408.494.4534 Lawrence D. McGovern Executive Vice President and Chief Financial Officer 408.494.4562 Debbie K. Reuter Executive Vice President, Chief Risk Officer & Corporate Secretary 408.494.4542 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK 12 Contact Information Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Keith A. Wilton Executive Vice President and Chief Operating Officer President of Heritage Bank of Commerce 408.494.4534 Lawrence D. McGovern Executive Vice President and Chief Financial Officer 408.494.4562 Debbie K. Reuter Executive Vice President, Chief Risk Officer & Corporate Secretary 408.494.4542 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK 12